Exhibit 99.1

Enova Reports Third Quarter 2024 Results

•
Strong top-line growth with total company revenue increasing 25% and originations increasing 28% from the third quarter of 2023
•
Diluted earnings per share of $1.57 increased 22% and adjusted earnings per share of $2.45 increased 63% compared to the third quarter of 2023
•
Credit performance remained strong compared to a year ago with lower consolidated net charge-off and delinquency ratios, a stable net revenue margin and a higher fair value premium on the total company portfolio
•
Liquidity, including cash and marketable securities and available capacity on facilities, totaled $1.2 billion at September 30

CHICAGO, October 22, 2024 /PRNewswire/ -- Enova International (NYSE: ENVA), a leading financial services company powered by machine learning and world-class analytics, today announced financial results for the third quarter ended September 30, 2024.

“For the second quarter in a row, we generated annual growth above 25% in originations, revenue and adjusted EPS as we continue to leverage our world-class machine learning risk management algorithms and sophisticated unit economic framework to swiftly adapt to the operating environment,” said David Fisher, Enova’s CEO. “Both our consumer and small business customers are performing well, resulting in solid credit performance across our portfolio. Looking forward, our diversified product offerings and strong competitive position coupled with a constructive, macroeconomic environment position us well for continued financial success.”

Third Quarter 2024 Summary

•
Total revenue of $690 million in the third quarter of 2024 increased 25% from $551 million in the third quarter of 2023.
•
Net revenue margin of 58% in the third quarter of 2024, consistent with the third quarter of 2023, reflecting continued solid credit performance.
•
Net income of $43 million, or $1.57 per diluted share, in the third quarter of 2024 increased 22% from $41 million, or $1.29 per diluted share, in the third quarter of 2023.
•
Third quarter 2024 adjusted EBITDA, a non-GAAP measure, of $172 million increased 42% from $121 million in the third quarter of 2023.
•
Adjusted earnings of $68 million, or $2.45 per diluted share, both non-GAAP measures, in the third quarter of 2024 increased from $48 million, or $1.50 per diluted share, in the third quarter of 2023.
•
Total company combined loans and finance receivables increased 23% from the end of third quarter of 2023 to a record $3.8 billion with total company originations of $1.6 billion in the quarter
•
Repurchased $23 million of common stock under the company’s share repurchase program

“Our ability to deliver strong top and bottom-line results that are in line or better than our expectations reflects the solid footing of our consumer and small business customers and the powerful combination of our diversified product offerings, scalable operating model and world-class risk management capabilities,” said Steve Cunningham, CFO of Enova. “Our solid balance sheet should provide tailwinds to our future profitability in a falling interest rate environment while enabling our ability to both efficiently fund growth and return significant capital to shareholders through share repurchases.”

For information regarding the non-GAAP financial measures discussed in this release, please see "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures" below.

Conference Call

Enova will host a conference call to discuss its third quarter 2024 results at 4 p.m. Central Time / 5 p.m. Eastern Time today, October 22nd. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com, along with the company's earnings press release and supplemental financial information. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to join the Enova International call. A replay of the conference call will be available until October 29, 2024, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova International Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-344-7529 (1-412-317-0088). The replay access code is 6898465.

About Enova

Enova International (NYSE: ENVA) is a leading financial services company with powerful online lending that serves small businesses and consumers who are underserved by traditional banks. Through its world-class analytics and machine learning algorithms, Enova has provided more than 11.1 million customers with over $58 billion in loans and financing. You can learn more about the company and its portfolio of businesses at www.enova.com.

SOURCE Enova International, Inc.

For further information:

Public Relations Contact:

Erin Yeager

Email:media@enova.com

Investor Relations Contact:

Monica Gould

Office: (212)-871-3927

Email: IR@enova.com

Cassidy Fuller

Office: (415) 217-4168

Email: IR@enova.com

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Measures

In addition to the financial information prepared in conformity with generally accepted accounting principles, or GAAP, Enova provides historical non-GAAP financial information. Management believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables

The combined loans and finance receivables measures are non-GAAP measures that include loans and finance receivables that Enova owns or has purchased and loans that Enova guarantees. Management believes these non-GAAP measures provide investors with important information needed to evaluate the magnitude of potential receivable losses and the opportunity for revenue performance of the loans and finance receivable portfolio on an aggregate basis. Management also believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the amounts reflected on Enova's consolidated balance sheet since revenue is impacted by the aggregate amount of receivables owned by Enova and those guaranteed by Enova as reflected in its consolidated financial statements.

Adjusted Earnings Measures

In addition to reporting financial results in accordance with GAAP, Enova has provided adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which provides a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as the Adjusted Earnings Measures, to assess operating performance and that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the adjustments shown below are useful to investors in order to allow them to compare Enova's financial results during the periods shown without the effect of each of these expense items.

Adjusted EBITDA Measures

In addition to reporting financial results in accordance with GAAP, Enova has provided Adjusted EBITDA and Adjusted EBITDA margin, or, collectively, the Adjusted EBITDA measures, which are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes and stock-based compensation. In addition, management believes that the adjustments for other nonoperating expenses, equity method investment income or loss and certain transaction-related costs shown below are useful to investors in order to allow them to compare our financial results during the periods shown without the effect of the expense items. Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management believes Adjusted EBITDA Measures are used by investors to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Adjusted EBITDA Measures are also useful to investors to help assess Enova's estimated enterprise value.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)

(Unaudited)

	September 30,		December 31,
	2024	2023	2023
Assets
Cash and cash equivalents	$67,500	$62,908	$54,357
Restricted cash	186,880	133,413	323,082
Loans and finance receivables at fair value	4,134,440	3,321,062	3,629,167
Income taxes receivable	66,290	65,664	44,129
Other receivables and prepaid expenses	68,926	58,624	71,982
Property and equipment, net	117,970	103,911	108,705
Operating lease right-of-use assets	12,705	15,984	14,251
Goodwill	279,275	279,275	279,275
Intangible assets, net	12,964	21,019	19,005
Other assets	28,746	41,193	41,583
Total assets	$4,975,696	$4,103,053	$4,585,536
Liabilities and Stockholders’ Equity
Accounts payable and accrued expenses	$259,535	$275,160	$261,156
Operating lease liabilities	26,346	27,136	27,042
Deferred tax liabilities, net	217,387	96,942	113,350
Long-term debt	3,293,735	2,442,784	2,943,805
Total liabilities	3,797,003	2,842,022	3,345,353
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.00001 par value, 250,000,000 shares authorized, 46,453,571, 45,140,504 and 45,339,814 shares issued and 26,266,846, 30,244,289 and 29,089,258 outstanding as of September 30, 2024 and 2023 and December 31, 2023, respectively	—	—	—
Preferred stock, $0.00001 par value, 25,000,000 shares authorized, no shares issued and outstanding	—	—	—
Additional paid in capital	318,223	274,053	284,256
Retained earnings	1,634,059	1,453,538	1,488,306
Accumulated other comprehensive loss	(9,422)	(7,203)	(6,264)
Treasury stock, at cost (20,186,725, 14,896,215 and 16,250,556 shares as of September 30, 2024 and 2023 and December 31, 2023, respectively)	(764,167)	(459,357)	(526,115)
Total stockholders’ equity	1,178,693	1,261,031	1,240,183
Total liabilities and stockholders’ equity	$4,975,696	$4,103,053	$4,585,536

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Revenue	$689,924	$551,360	$1,928,249	$1,534,047
Change in Fair Value	(289,568)	(231,749)	(811,836)	(629,161)
Net Revenue	400,356	319,611	1,116,413	904,886
Operating Expenses
Marketing	141,059	116,508	372,391	292,234
Operations and technology	56,628	51,686	165,960	147,816
General and administrative	38,916	37,731	118,489	111,117
Depreciation and amortization	10,039	9,954	30,011	29,123
Total Operating Expenses	246,642	215,879	686,851	580,290
Income from Operations	153,714	103,732	429,562	324,596
Interest expense, net	(76,902)	(48,666)	(213,453)	(137,571)
Foreign currency transaction (loss) gain	(95)	179	(162)	8
Equity method investment loss	(16,552)	(10)	(16,552)	(1,135)
Other nonoperating expenses	(4,678)	(25)	(5,691)	(279)
Income before Income Taxes	55,487	55,210	193,704	185,619
Provision for income taxes	12,073	13,925	47,951	45,266
Net income	$43,414	$41,285	$145,753	$140,353
Earnings Per Share
Earnings per common share:
Basic	$1.64	$1.35	$5.36	$4.53
Diluted	$1.57	$1.29	$5.14	$4.35
Weighted average common shares outstanding:
Basic	26,420	30,600	27,182	31,006
Diluted	27,711	31,902	28,382	32,269

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(dollars in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Total cash flows provided by operating activities	$1,108,056	$852,581
Cash flows from investing activities
Loans and finance receivables	(1,298,988)	(895,010)
Capitalization of software development costs and purchases of fixed assets	(33,244)	(33,429)
Total cash flows used in investing activities	(1,332,232)	(928,439)
Cash flows provided by financing activities	101,911	93,569
Effect of exchange rates on cash, cash equivalents and restricted cash	(794)	210
Net (decrease) increase in cash, cash equivalents and restricted cash	(123,059)	17,921
Cash, cash equivalents and restricted cash at beginning of year	377,439	178,400
Cash, cash equivalents and restricted cash at end of period	$254,380	$196,321

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

LOANS AND FINANCE RECEIVABLES FINANCIAL AND OPERATING DATA

(dollars in thousands)

The following table includes financial information for loans and finance receivables, which is based on loan and finance receivable balances for the three months ended September 30, 2024 and 2023.

Three Months Ended September 30,	2024	2023	Change
Ending combined loan and finance receivable principal balance:
Company owned	$3,593,366	$2,904,686	$688,680
Guaranteed by the Company(a)	18,292	13,684	4,608
Total combined loan and finance receivable principal balance(b)	$3,611,658	$2,918,370	$693,288
Ending combined loan and finance receivable fair value balance:
Company owned	$4,134,440	$3,321,062	$813,378
Guaranteed by the Company(a)	25,446	18,661	6,785
Ending combined loan and finance receivable fair value balance(b)	$4,159,886	$3,339,723	$820,163
Fair value as a % of principal(c)	115.2%	114.4%	0.8%
Ending combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned	$3,742,767	$3,037,904	$704,863
Guaranteed by the Company(a)	21,797	16,533	5,264
Ending combined loan and finance receivable balance(b)	$3,764,564	$3,054,437	$710,127
Average combined loan and finance receivable balance, including principal and accrued fees/interest outstanding:
Company owned(d)	$3,658,014	$2,947,494	$710,520
Guaranteed by the Company(a)(d)	18,999	17,681	1,318
Average combined loan and finance receivable balance(a)(d)	$3,677,013	$2,965,175	$711,838
Installment loans as percentage of average combined loan and finance receivable balance	45.9%	53.0%	(7.1)%
Line of credit accounts as percentage of average combined loan and finance receivable balance	54.1%	47.0%	7.1%

Revenue	$680,338	$543,124	$137,214
Change in fair value	(287,037)	(229,758)	(57,279)
Net revenue	393,301	313,366	79,935
Net revenue margin	57.8%	57.7%	0.1%

Combined loan and finance receivable originations and purchases	$1,613,920	$1,261,186	$352,734

Delinquencies:
>30 days delinquent	$293,839	$242,126	$51,713
>30 days delinquent as a % of loan and finance receivable balance(c)	7.8%	7.9%	(0.1)%

Charge-offs:
Charge-offs (net of recoveries)	$309,325	$277,903	$31,422
Charge-offs (net of recoveries) as a % of average loan and finance receivable balance(d)	8.4%	9.4%	(1.0)%

(a) Represents loans originated by third-party lenders through the CSO programs, which are not included in our consolidated balance sheets.

(b) Non-GAAP measure.

(c) Determined using period-end balances.

(d) The average combined loan and finance receivable balance is the average of the month-end balances during the period.

ENOVA INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(dollars in thousands, except per share data)

Adjusted Earnings Measures

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net income	$43,414	$41,285	$145,753	$140,353
Adjustments:
Transaction-related costs(a)	—	—	327	—
Lease termination and cease-use costs(b)	—	—	—	1,698
Equity method investment loss(c)	16,552	10	16,552	1,135
Other nonoperating expenses(d)	4,678	25	5,691	279
Intangible asset amortization	2,014	2,014	6,041	6,371
Stock-based compensation expense	8,116	7,075	23,519	19,280
Foreign currency transaction loss (gain)	95	(179)	162	(8)
Cumulative tax effect of adjustments	(6,949)	(2,228)	(12,181)	(7,163)

Adjusted earnings	$67,920	$48,002	$185,864	$161,945

Diluted earnings per share	$1.57	$1.29	$5.14	$4.35

Adjusted earnings per share	$2.45	$1.50	$6.55	$5.02

Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Net income	$43,414	$41,285	$145,753	$140,353
Depreciation and amortization expenses	10,039	9,954	30,011	29,123
Interest expense, net	76,902	48,666	213,453	137,571
Foreign currency transaction loss (gain)	95	(179)	162	(8)
Provision for income taxes	12,073	13,925	47,951	45,266
Stock-based compensation expense	8,116	7,075	23,519	19,280
Adjustments:
Transaction-related costs(a)	—	—	327	—
Equity method investment loss(c)	16,552	10	16,552	1,135
Other nonoperating expenses(d)	4,678	25	5,691	279

Adjusted EBITDA	$171,869	$120,761	$483,419	$372,999

Adjusted EBITDA margin calculated as follows:
Total Revenue	$689,924	$551,360	$1,928,249	$1,534,047
Adjusted EBITDA	171,869	120,761	483,419	372,999
Adjusted EBITDA as a percentage of total revenue	24.9%	21.9%	25.1%	24.3%

(a)
In the first quarter of 2024, the Company recorded $0.3 million ($0.2 million net of tax) of costs related to a consent solicitation for the Senior Notes due 2025.
(b)
In the first quarter of 2023, the Company recorded a loss of $1.7 million ($1.3 million net of tax) related to the exit of leased office space.
(c)
In the third quarter of 2024, the Company recorded an equity method investment loss of $16.6 million ($13.3 million net of tax) related to the write-down of its investment in Linear.
(d)
In the three- and nine-month periods ended September 30, 2024, the Company recorded other nonoperating expenses of $4.7 million ($3.5 million net of tax) and $5.7 million ($4.3 million net of tax) related to early extinguishment of debt. In the nine-month period ended September 30, 2023, the Company recorded other nonoperating expenses of $0.3 million ($0.2 million net of tax) related to early extinguishment of debt.